--------------------------------------------------------------------------------
COLONIAL INTERMEDIATE HIGH INCOME FUND                         ANNUAL REPORT
--------------------------------------------------------------------------------

OCTOBER 31, 2001





                                 [photo cover]

PRESIDENT'S LETTER

DEAR SHAREHOLDER:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001. As a result, Colonial Management Associates is now part of the Fleet organization.

In light of recent turmoil in the markets, I think it is important to assure you that only the ownership of Colonial Management Associates has changed. You will see no immediate change in your investment. Your fund will continue to be guided by Scott Richards and Greg Smalley, following the same investment principles that attracted you to the fund in the first place.

At Colonial, there has been no shift in how we manage our funds. Periods of crisis are times to evaluate fundamentals, meet challenges, and, if need be, make adjustments. However, historically, crises have not been the times to make great changes. Colonial's portfolio managers are committed and focused on finding those high quality companies they believe may have the potential to meet the fund's long-term investment objectives.

Thank you for choosing Colonial Intermediate High Income Fund and for allowing us the opportunity to serve your investment needs.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President

MEET THE NEW PRESIDENT

Effective November 1, 2001, Keith T. Banks became president of the Colonial Intermediate High Income Fund. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.


-------------------------------
 Not FDIC |  May Lose Value
 Insured  |  No Bank Guarantee
-------------------------------

1

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


TOP CORPORATE ISSUERS
AS OF 10/31/01(2)

CSC Holdings Limited       3.8%
------------------------------
Adelphia Communications
Holdings(3)                3.2%
------------------------------
Charter Communications
Holdings                   2.4%
------------------------------
NTL(4)                     2.4%
------------------------------
Pemex Project Funding
Master Trust               1.8%
------------------------------

(2) Corporate issuers are calculated as a percentage of total investments including short-term investments. Because the fund is actively managed, there can be no guarantee the fund will continue to hold securities of these issuers in the future.

(3) Includes a 2.1% holding in FrontierVision.

(4) Represents holdings in Comcast (1.5%) and Diamond Cable (0.9%).

A CHALLENGING YEAR

Colonial Intermediate High Income Fund returned negative 17.34% at net asset value (NAV) for the fiscal year ended October 31, 2001. In contrast, the Lipper High Current Yield Funds (Leveraged) Category Average posted a negative 11.68% for the period.(1)

   COLONIAL INTERMEDIATE HIGH INCOME FUND VS. LIPPER HIGH CURRENT YIELD FUNDS
                          (LEVERAGED) CATEGORY AVERAGE
                              10/31/00 - 10/31/01

     Lipper High Current Yield Funds (Leveraged)
       Category Average .................................. (11.68)%

     Colonial Intermediate High Income Fund .............. (17.34)%

High yield investing offers the potential for high income and attractive total returns, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates and certain risks associated with foreign investments. Past performance cannot predict future results. Returns and value of an investment may vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

Returns are computed at net asset value.

The fiscal year was one of the worst on record for the high yield market, marking two consecutive down years. Concern over weakness in the equity markets, continued weakness in corporate operating returns and a fundamental concern about high yield credit dominated the period, with downgrades by credit rating companies outpacing upgrades by almost four to one.

The fund underperformed the index for two main reasons. First, credit spreads did not benefit the fund, as B-rated credit-sensitive issues fared poorly against BB-rated debt issues, which typically trade more in line with Treasury markets. The fund has a long-standing strategy to invest in the credit-sensitive B-rated sector, a strategy which was not well rewarded recently. During the fiscal year, securities rated B lost about 5%, while credits rated BB rose 11.5%. Second, the fund is fully invested and leveraged, which typically results in comparatively weak total returns in a down market.

---------------
(1) Lipper Inc., a widely respected data provider, calculates an average total return for mutual funds with similar investment objectives.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT (CONTINUED)
--------------------------------------------------------------------------------

12-MONTH DISTRIBUTIONS
DECLARED PER SHARE
11/1/00 - 10/31/01

                           $ 0.57
---------------------------------

12-MONTH TOTAL RETURNS,
ASSUMING REINVESTMENT OF
ALL DISTRIBUTIONS

NAV                        -17.34%
---------------------------------
Market price               -14.26%
---------------------------------

PRICE PER SHARE ON 10/31/01

NAV                        $ 3.51
---------------------------------
Market price               $ 3.49
---------------------------------

Because the fund is required to keep at least a 3-to-1 ratio of assets versus leverage, we had to repay our credit facility as the prices of high yield bonds declined. Paying down this debt early hurt our potential earning power and ability to pay dividends. We decreased our monthly dividends during the year, from 5.5 cents a year ago to 3.6 cents at period end. The dividend yield of 12.3%, despite the reductions, remains in line with other closed-end high yield bond funds. The fund's 30-day standardized yield was 12.78% on October 31, 2001.

DEFENSIVE MEASURES HELP

Although our style is to overweight high yield issues rated B in seeking the best potential returns, we increased the fund's percentage of higher quality issues rated BB or higher during the period from 12% to more than 16% of net assets. We also overweighted more defensive sectors, such as domestic cable, health care and food. US Cable represents the largest industry weighting and Adelphia and Charter, our second and third largest holdings (at 4.5% and 3.4% of net assets, respectively(5)), were among our better-performing cable issues. CSC Holdings, parent company of cable giant Cablevision, was the fund's top holding at 5.3% of net assets, and two international cable companies, NTL Communications and Pemex Project Funding Master Trust, at 3.4% and 2.6% of net assets, rounded out the top five holdings. Food companies also performed relatively well, with Premier International and New World Pasta at 2.1% and 0.3% of net assets, respectively, boosting performance in this sector.

Other successful investments include chemical manufacturer Terra Industries (1.2% of net assets), purchased during a depressed point in its industry cycle, which rebounded sharply as raw material prices declined and product resources increased. We saw asset value in the company's plant and facilities, and the fund benefited as Terra emerged from that cycle.

TELECOM CONTRIBUTES NEGATIVE RETURNS

Overcapacity, lower than anticipated demand, and concern over long-term fundamentals of some companies in the telecommunications sector contributed to a disappointing performance in both the sector and the fund's holdings in this area. Holdings in this sector included long-distance fiber-optic providers like Level 3 and Global Crossing, and competitive local exchange carriers (CLECs) such as Winstar and XO Communications (.03% and 0.3% of net assets, respectively). We sold our positions of Level 3 and Global Crossing earlier in the year following initial declines in bond prices, and were able to avoid taking additional losses. We anticipate that Winstar and XO will effect some form of debt restructuring, and continue to hold

---------------
(5) Holdings are disclosed as of October 31, 2001, and are subject to change.

3

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT (CONTINUED)
--------------------------------------------------------------------------------

these bonds as our analysis indicates asset values in excess of today's depressed trading levels.

THE WORST MAY BE NEAR AN END

We are optimistic about the high yield market and its potential in the coming quarters. Spread levels are near historic highs as industry defaults have increased this year to over 9%.(6) Although defaults may continue to rise in the near-term, we expect the default rate to decline in the second half of next year and spreads should tighten. Because the poor-performing sectors have dragged down the aggregate high yield market, we see value in many healthy high yield issuers. Our research efforts focus on asset rich companies with strong market niches and improving fundamentals. We believe these issues may provide strong absolute and relative returns over the next 12 months.


/s/ Scott B. Ricards                               /s/ Greg R. Smalley
----------------------------                       -----------------------------
Scott B. Richards                                  Greg R. Smalley


Scott B. Richards and Greg R. Smalley are portfolio co-managers of the Colonial Intermediate High Income Fund. Mr. Richards is a senior vice president of Colonial Management Associates. Mr. Smalley is a vice president of Colonial Management Associates.

Past performance is no guarantee of future investment results.

Investing in high yield bonds involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market risk, political, accounting and currency risks not associated with other investments.




















(6) Moody's Investors Service.

------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------
October 31, 2001

CORPORATE FIXED INCOME
BONDS & NOTES - 125.5%                PAR          VALUE
------------------------------------------------------------
CONSTRUCTION - 1.8%
BUILDING CONSTRUCTION - 0.5%
Atrium Companies, Inc.,
  10.500% 05/01/09                 $  435,000   $    358,875
                                                 -----------
HEAVY CONSTRUCTION - NON BUILDING
  CONSTRUCTION - 1.3%
Calpine Corp.,
  8.500% 02/15/11                     950,000        953,325
                                                 -----------
------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 7.2%
DEPOSITORY INSTITUTIONS - 1.5%
Dana Corp.,
  9.000% 08/15/11 (a)                 295,000        256,650
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                    755,000        826,936
                                                 -----------
                                                   1,083,586
                                                 -----------
FINANCIAL SERVICES - 3.3%
Alamosa Delaware, Inc.,
  12.500% 02/01/11                    760,000        752,400

Beaver Valley Funding Corp.,
  9.000% 06/01/17                     590,000        684,329

Yell Finance BV,
  10.750% 08/01/11                    900,000        954,000
                                                 -----------
                                                   2,390,729
                                                 -----------
REAL ESTATE - 2.4%
D.R. Horton, Inc.,
  9.750% 09/15/10                     955,000        945,450

K. Hovnanian Enterprise,
  10.500% 10/01/07                    245,000        249,900

Lennar Corp.,
  7.625% 03/01/09                     525,000        509,250
                                                 -----------
                                                   1,704,600
                                                 -----------
------------------------------------------------------------
MANUFACTURING - 42.6%
CHEMICALS & ALLIED PRODUCTS - 10.2%

AmerisourceBergen Corp.,
  8.125% 09/01/08 (a)                 330,000        349,800

Avecia Group PLC,
  11.000% 07/01/09                    490,000        465,500

Huntsman ICI Holdings L.L.C.,
  (b) 12/31/09                      4,075,000        815,000

HydroChem Industrial Services,
  Inc.,
  10.375% 08/01/07                    750,000        487,500

MacDermid, Inc.,
  9.125% 07/15/11                     375,000        369,375

Messer Griesheim Holding,
  10.375% 06/01/11 (a)(d)             600,000        529,700

Polymer Group, Inc.:
  8.750% 03/01/08                  $  500,000   $    195,000
  9.000% 07/01/07                     500,000        195,000

Sterling Chemicals, Inc.:
  11.750% 08/15/06 (c)              1,875,000        375,000
  12.375% 07/15/06 (c)              1,000,000        830,000

Terra Capital, Inc.,
  12.875% 10/15/08 (a)                775,000        759,500

Terra Industries, Inc.,
  10.500% 06/15/05                  1,210,000        895,400

Texas Petrochemical Corp.,
  11.125% 07/01/06                  1,275,000      1,083,750
                                                 -----------
                                                   7,350,525
                                                 -----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 3.1%
Amphenol Corp.,
  9.875% 05/15/07                     735,000        760,725

Ekabel Hessen,
  14.500% 09/01/10 (a)                180,000        102,600

Flextronics International, Ltd.,
  9.875% 07/01/10 (a)                 600,000        624,000

TransDigm, Inc.,
  10.375% 12/01/08                    850,000        752,250
                                                 -----------
                                                   2,239,575
                                                 -----------
FABRICATED METAL - 1.9%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                     820,000        742,100

Euramax International PLC,
  11.250% 10/01/06                    750,000        675,000
                                                 -----------
                                                   1,417,100
                                                 -----------
FOOD & KINDRED PRODUCTS - 2.4%
New World Pasta Co.,
  9.250% 02/15/09                     250,000        200,000

Premier International Foods,
  PLC,
  12.000% 09/01/09                  1,500,000      1,545,000
                                                 -----------
                                                   1,745,000
                                                 -----------
FURNITURE & FIXTURES - 0.8%
Juno Lighting, Inc.,
  11.875% 07/01/09                    600,000        546,000
                                                 -----------
MACHINERY & COMPUTER EQUIPMENT - 1.3%
Sequa Corp.,
  8.875% 04/01/08                     200,000        176,000

Tritel PCS, Inc.,
  10.375% 01/15/11                    645,000        740,138
                                                 -----------
                                                     916,138
                                                 -----------

See notes to investment portfolio.

5

------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
------------------------------------------------------------

CORPORATE FIXED INCOME
BONDS & NOTES (CONTINUED)             PAR          VALUE
------------------------------------------------------------
MANUFACTURING (CONTINUED)
MEASURING & ANALYZING INSTRUMENTS - 0.4%
Envirosource, Inc.,
  14.000% 12/15/08                 $  388,888   $    311,110
                                                 -----------
MISCELLANEOUS MANUFACTURING - 8.8%
Actuant Corp.,
  13.000% 05/01/09                    540,000        564,300

Alliance Laundry Systems LLC,
  9.625% 05/01/08                   1,000,000        480,000

Associated Materials, Inc.,
  9.250% 03/01/08                     500,000        477,500

Eagle-Picher Industries, Inc.,
  9.375% 03/01/08                     505,000        262,600

Insight Communication,
  (e) 02/15/11
  (12.250% 02/15/06)                  770,000        431,200

ISG Resources, Inc.,
  10.000% 04/15/08                  1,000,000        730,000

Koppers Industries, Inc.,
  9.875% 12/01/07                     900,000        882,000

Newcor, Inc.,
  9.875% 03/01/08 (c)               1,170,000        269,100

Owens-Illinois, Inc.,
  7.500% 05/15/10                     600,000        486,000

Tekni-Plex, Inc.,
  12.750% 06/15/10                  1,230,000      1,107,000
Werner Holding Co.,
  10.000% 11/15/07                    750,000        678,750
                                                 -----------
                                                   6,368,450
                                                 -----------
PAPER PRODUCTS - 4.6%
Corp Durango SA de CV,
  13.125% 08/01/06                    525,000        475,125

Flowserve Corp.,
  12.250% 08/15/10 (a)                555,000        588,300

Gaylord Container Corp.,
  9.750% 06/15/07                     950,000        760,000

Riverwood International Corp.,
  10.875% 04/01/08                  1,550,000      1,507,375
                                                 -----------
                                                   3,330,800
                                                 -----------
PETROLEUM REFINING - 1.1%
Benton Oil & Gas Co.:
  9.375% 11/01/07                     485,000        291,000
  11.625% 05/01/03                     90,000         63,000

Pennzoil-Quaker State,
  10.000% 11/01/08 (a)                460,000        465,750
                                                 -----------
                                                     819,750
                                                 -----------
PRIMARY METAL - 4.0%
Bayou Steel Corp.,
  9.500% 05/15/08                  $1,000,000   $    560,000

Kaiser Aluminum & Chemical
  Corp.,
  10.875% 10/15/06                  1,785,000      1,392,300

Renco Metals, Inc.,
  11.500% 07/01/03 (c)                500,000         65,000

WCI Steel, Inc.,
  10.000% 12/01/04                  1,265,000        822,250

Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (c)               2,000,000         60,000
                                                 -----------
                                                   2,899,550
                                                 -----------
PRINTING & PUBLISHING - 0.7%
Cable Satisfaction
  International, Inc.,
  12.750% 03/01/10                    970,000        475,300
                                                 -----------
RUBBER & PLASTIC - 0.6%
Applied Extrusion Technologies,
  Inc.,
  10.750% 07/01/11 (a)                400,000        419,000
                                                 -----------
STONE, CLAY, GLASS & CONCRETE - 0.5%
Anchor Glass Container Corp.,
  11.250% 04/01/05                    500,000        360,000
                                                 -----------
TRANSPORTATION EQUIPMENT - 2.2%
BE Aerospace, Inc.,
  8.875% 05/01/11                     325,000        243,750

Collins & Aikman Products Co.,
  11.500% 04/15/06                    510,000        453,900

Dura Operating Corp.,
  9.000% 05/01/09                     175,000        149,625

LDM Technologies, Inc.,
  10.750% 01/15/07                  1,250,000        525,000

Lear Corp.,
  8.110% 05/15/09                     250,000        251,858
                                                 -----------
                                                   1,624,133
                                                 -----------
------------------------------------------------------------
MINING & ENERGY - 7.8%
GOLD & SILVER MINING - 0.4%
Callahan Nordrhein-Westf,
  14.000% 07/15/10                    455,000        300,300
                                                 -----------
OIL & GAS EXTRACTION - 7.4%
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                    925,000        878,750

Mariner Energy, Inc.,
  10.500% 08/01/06                    690,000        655,500


See notes to investment portfolio.

------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
------------------------------------------------------------

CORPORATE FIXED INCOME
BONDS & NOTES (CONTINUED)             PAR          VALUE
------------------------------------------------------------
MINING & ENERGY (CONTINUED)
OIL & GAS EXTRACTION (CONTINUED)
Pemex Project Funding Master
  Trust:
  8.500% 02/15/08                  $1,050,000   $  1,129,769
  9.125% 10/13/10                     700,000        736,750

Pogo Producing Co.,
  8.250% 04/15/11                     715,000        723,938

Petsec Energy, Inc.,
  9.500% 06/15/07 (c)               2,000,000         20,000

Vintage Petroleum, Inc.,
  9.750% 06/30/09                   1,135,000      1,211,613
                                                ------------
                                                   5,356,320
                                                ------------
------------------------------------------------------------
RETAIL TRADE - 1.0%
FOOD STORES - 1.0%

Smithfield Foods, Inc.,
  8.000% 10/15/09 (a)                 525,000        544,688

Winn Dixie Store, Inc.,
  8.875% 04/01/08                     160,000        152,400
                                                ------------
                                                     697,088
                                                ------------
------------------------------------------------------------
SERVICES - 21.5%
AMUSEMENT & RECREATION - 9.9%
Ameristar Casinos, Inc.,
  10.750% 02/15/09                    400,000        420,000

Anchor Gaming,
  9.875% 10/15/08                     400,000        434,000

Argosy Gaming Co.,
  10.750% 06/01/09                    735,000        808,500

Boyd Gaming Corp.,
  9.500% 07/15/07                     500,000        477,500

Hollywood Casino Corp.,
  11.250% 05/01/07                  1,050,000      1,102,500

Hollywood Casino Shreveport,
  13.000% 08/01/06                    900,000        783,000

Hollywood Park, Inc.,
  9.500% 08/01/07                   1,000,000        830,000

Horseshoe Gaming LLC,
  9.375% 06/15/07                     500,000        527,500

Mikohn Gaming,
  11.875% 08/15/08 (a)                425,000        399,500

Penn National Gaming, Inc.,
  11.125% 03/01/08                  1,050,000      1,086,750

Six Flags, Inc.,
  9.500% 02/01/09                     275,000        275,000
                                                ------------
                                                   7,144,250
                                                ------------

AUTO REPAIR SERVICES & PARKING - 0.8%
United Rentals, Inc.:
  8.800% 08/15/08                  $  325,000   $    295,750
  9.500% 06/01/08                     275,000        264,000
                                                ------------
                                                     559,750
                                                ------------
FUNERAL SERVICES - 1.1%
Service Corp. Intl.,
  7.700% 04/15/09                     875,000        813,750
                                                ------------
HEALTH SERVICES - 8.7%
Alliance Imaging, Inc.,
  10.375% 04/15/11                    560,000        599,200

Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07                    600,000        666,000

Dynacare, Inc.,
  10.750% 01/15/06                    480,000        499,200

HCA, Inc.,
  8.750% 09/01/10                     300,000        339,000

Insight Health Services Corp.,
  9.875% 11/01/11 (a)                 175,000        181,125

Magellan Health Services, Inc.:
  9.000% 02/15/08                   1,240,000      1,202,800
  9.375% 11/15/07 (a)                 385,000        404,250

Stewart Enterprises,
  10.750% 07/01/08                    400,000        436,000

Tenet Healthcare Corp.:
  8.625% 01/15/07                   1,050,000      1,097,250
  9.250% 09/01/10                     200,000        238,500

Vanguard Health Systems,
  9.750% 08/01/11 (a)                 665,000        699,913
                                                ------------
                                                   6,363,238
                                                 -----------
OTHER SERVICES - 1.0%
Intertek Finance PLC,
  10.250% 11/01/06                    750,000        705,000
                                                ------------
------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS
  & SANITARY SERVICES - 43.1%
AIR TRANSPORTATION - 1.4%
U.S. Air, Inc.,
  10.375% 03/01/13                  1,600,000      1,008,000
                                                ------------
BROADCASTING - 4.4%
Allbritton Communications Co.,
  9.750% 11/30/07                     925,000        957,375

Cumulus Media, Inc.,
  10.375% 07/01/08                    225,000        225,000

LIN Holding Corp.,
  (e) 03/01/08
  (10.000% 03/01/03)                  725,000        507,500


See notes to investment portfolio.

7

------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
------------------------------------------------------------

CORPORATE FIXED INCOME
BONDS & NOTES (CONTINUED)             PAR          VALUE
------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES (CONTINUED)
BROADCASTING (CONTINUED)
SBA Communications Corp.,
  10.250% 02/01/09                 $  550,000   $    442,750

Sinclair Broadcast Group, Inc.,
  10.000% 09/30/05                    600,000        606,000

TV Azteca SA de CV,
  10.500% 02/15/07                    495,000        435,600
                                                 -----------
                                                   3,174,225
                                                 -----------
CABLE - 15.0%
Adelphia Communications Corp.,
  9.875% 03/01/07                      25,000         23,625

Charter Communications Holding
  LLC:
  (e) 04/01/11
  (9.920% 04/01/04)                 2,075,000      1,462,875
  10.750% 10/01/09                    275,000        288,750
  11.125% 01/15/11                    675,000        713,813

Comcast UK Cable Partners Ltd.,
  11.200% 11/15/07                  2,000,000      1,560,000

Diamond Cable Co.,
  (e) 02/15/07
  (10.750% 02/15/02)                2,205,000        904,050

EchoStar DBS Corp.,
  9.250% 02/01/06                   1,265,000      1,287,138

FrontierVision Holdings L.P.,
  11.875% 09/15/07                  2,075,000      2,095,750

Northland Cable Television,
  Inc.,
  10.250% 11/15/07                  1,350,000        918,000

Telewest Communication PLC:
  11.000% 10/01/07                  2,000,000      1,550,000
  11.250% 11/01/08                    100,000         82,000
                                                 -----------
                                                  10,886,001
                                                 -----------
COMMUNICATIONS - 2.4%
Canwest Media, Inc.,
  10.625% 05/15/11                    500,000        522,500

Spectrasite Holdings, Inc.:
  (e) 04/15/09
  (11.250% 04/15/04)                  280,000         79,800
  10.750% 03/15/10                    200,000        116,000
  12.500% 11/15/10                    630,000        396,900

Time Warner Telecom LLC,
  9.750% 07/15/08                     470,000        352,500

XM Satellite Radio Holdings,
  Inc.,
  14.000% 03/15/10 (a)                600,000        294,000
                                                 -----------
                                                   1,761,700
                                                 -----------

COMMUNICATIONS SERVICE - 0.8%
Crown Castle International
  Corp.:
  (e) 05/15/11
  (10.375% 05/15/04)               $  550,000   $    319,000
  10.750% 08/01/11                    250,000        232,500
                                                 -----------
                                                     551,500
                                                 -----------
ELECTRIC, GAS & SANITARY SERVICES - 1.8%
CMS Energy Corp.:
  8.900% 07/15/08                     575,000        593,688
  9.875% 10/15/07                     630,000        675,675
                                                 -----------
                                                   1,269,363
                                                 -----------
ELECTRIC SERVICES - 2.8%
AES Corp.,
  9.500% 06/01/09                   1,005,000        944,700

Agco Corp.,
  9.500% 05/01/08                     400,000        414,000

PSE&G Energy Holdings,
  8.625% 02/15/08 (a)                 600,000        643,926
                                                 -----------
                                                   2,002,626
                                                 -----------
MOTOR FREIGHT & WAREHOUSING - 0.6%
MTL, Inc.,
  10.000% 06/15/06                  1,000,000        430,000
                                                 -----------
RADIOTELEPHONE COMMUNICATIONS - 5.2%
AirGate PCS, Inc.,
  (e) 10/01/09
  (13.500% 10/01/04)                  859,000        618,480

Emmis Communications,
  (e) 03/15/11
  (12.500% 03/15/06)                  725,000        398,750

Microcell Telecommunications,
  Inc.,
  (e) 06/01/06
  (14.000% 12/01/01)                1,000,000        470,000

Nextel International, Inc.:
  (e) 04/15/08 (c)
  (12.125% 04/15/03)                  665,000         19,950
  12.750% 08/01/10                  1,300,000        130,000

Nextel Partners, Inc.:
  11.000% 03/15/10                    500,000        355,000
  11.000% 03/15/10 (a)                 75,000         53,250

Rogers Cantel, Inc.,
  9.750% 06/01/16                     450,000        445,500

TeleCorp PCS, Inc.:
  (e) 04/15/09
  (11.625% 04/15/04)                  525,000        459,375
  10.625% 07/15/10                    200,000        232,000




See notes to investment portfolio.

------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
------------------------------------------------------------

CORPORATE FIXED INCOME
BONDS & NOTES (CONTINUED)             PAR          VALUE
------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES (CONTINUED)
RADIOTELEPHONE COMMUNICATIONS (CONTINUED)
US Unwired, Inc.,
  (e) 11/01/09
  (13.375% 11/01/04)               $  950,000   $    598,500

Winstar Communications, Inc.,
  12.500% 04/15/08 (c)              2,235,000         19,556
                                                 -----------
                                                   3,800,361
                                                 -----------
SANITARY SERVICES - 2.0%
Allied Waste North America,
  Inc.,
  10.000% 08/01/09                  1,415,000      1,436,225
                                                 -----------
TELECOMMUNICATIONS - 6.7%
Carrier1 International SA,
  13.250% 02/15/09                    750,000         97,500

Flag Telecom Holdings Ltd.,
  11.625% 03/30/10                    850,000        297,500

Horizon PCS, Inc.,
  (e) 10/01/10
  (14.000% 10/01/05)                  665,000        319,200

Hyperion Telecommunications,
  Inc.,
  13.000% 04/15/03                    500,000         55,000

McLeodUSA, Inc.:
  (e) 03/01/07                         65,000         13,650
  (10.500% 03/01/02)
  11.375% 01/01/09                  1,860,000        502,200

Nextel Communications, Inc.,
  9.375% 11/15/09                     250,000        175,000

Nextel International,
  (e) 04/15/07
  (13.000% 04/15/02)                  500,000         45,000

Nextlink Communications, Inc.:
  10.750% 11/15/08                    400,000         82,000
  10.750% 06/01/09                    500,000        102,500

Ono Finance PLC:
  13.000% 05/01/09                    750,000        525,000
  14.000% 07/15/10 (d)              1,130,000        732,932
  14.000% 02/15/11                    175,000        122,500

Partner Communications Co., Ltd
  13.000% 08/15/10                    630,000        573,300

Quececor Media, Inc.,
  11.125% 07/15/11                    675,000        705,371

RCN Corp.,
  (e) 10/15/07 (c)
  (11.125% 10/15/02)                  750,000        191,250

Time Warner Telecom, Inc.,
  10.125% 02/01/11                    405,000        303,750
                                                 -----------
                                                   4,843,653
                                                 -----------
WHOLESALE TRADE - 0.5%
DURABLE GOODS - 0.5%
Playtex Products, Inc.,
  9.375% 06/01/11                  $  380,000   $    397,100
                                                 -----------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $116,536,386)                          90,813,996
                                                 -----------

PREFERRED STOCKS - 8.8%                SHARES
------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 0.0%
DEPOSITORY INSTITUTIONS - 0.0%
Cal Fed Bancorp, Inc.
  9.125%, Series A                        870         22,045
                                                 -----------
------------------------------------------------------------
MANUFACTURING - 0.1%
MISCELLANEOUS MANUFACTURING - 0.1%
Envirosource Inc.,
                                        2,000         92,593
                                                 -----------
------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS
  & SANITARY SERVICES - 8.7%
BROADCASTING - 0.4%
Granite Broadcasting Corp.,
  12.750% PIK                             602        114,350

PriMedia Inc.,
  9.200% Series F                       3,000        135,000
                                                 -----------
                                                     249,350
                                                 -----------
CABLE - 6.9%
Adelphia Communications Corp.,
  13.000% Series B                     12,500      1,125,000

CSC Holdings Limited:
  11.125% PIK                          21,421      2,227,761
  11.750% PIK                          15,424      1,619,495
                                                 -----------
                                                   4,972,256
                                                 -----------
COMMUNICATIONS - 0.2%
Dobson Communication Corp.,
  12.250% PIK                             144        143,785
                                                 -----------
TELECOMMUNICATIONS - 1.2%
Nextel Communications, Inc.:
  11.125% PIK                             624        249,506
  13.000% PIK                             950        418,000

XO Communications, Inc.,
  13.500% PIK                             763          3,816
  14.000% PIK                          27,566        192,963
                                                 -----------
                                                     864,285
                                                 -----------
TOTAL PREFERRED STOCKS
(cost of $10,483,514)                              6,344,314
                                                 -----------


See notes to investment portfolio.

9

------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
------------------------------------------------------------

COMMON STOCKS - 0.4% (g)               SHARES          VALUE
------------------------------------------------------------
MINING & ENERGY - 0.2%
OIL & GAS EXTRACTION - 0.2%
Pioneer Natural Resources Co.      $    8,153   $    138,683
                                                 -----------
------------------------------------------------------------
PUBLIC ADMINISTRATION - 0.0%
ENVIRONMENT & HOUSING PROGRAMS - 0.0%
Envirosource Inc.                       8,000          1,440
                                                 -----------
------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS
  & SANITARY SERVICES - 0.2%
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (f)         78,710            787
Sun Carriers, Inc. (f)                326,000             --
                                                 -----------
                                                         787
                                                 -----------
TELECOMMUNICATIONS - 0.2%
AirGate PCS, Inc.                       1,826         93,956
Nextel Communications, Inc.,
  Class A                               6,196         49,258
                                                 -----------
                                                     143,214
                                                 -----------
TOTAL COMMON STOCKS
(cost of $1,370,499)                                 284,124
                                                 -----------

WARRANTS - 0.1% (g)                  UNITS
------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
FINANCE - 0.0%
Ono Finance, PLC,
  Expires 05/31/09                        750         15,000
                                                 -----------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS
  & SANITARY SERVICES - 0.1%
CABLE - 0.0%
Cable Satisfaction
  International, Inc.,
  Expires 03/01/05                        970             10

Horizon Pcs Inc.,
  Expires 10/01/03                        665         26,600
                                                 -----------
                                                      26,610
                                                 -----------
TELECOMMUNICATIONS - 0.1%
Carrier 1 International SA,
  Expires 02/19/09                        347              3

Jazztel PLC,
  Expires 02/01/10                        350            631

MetroNet Communications Corp.,
  Expires 08/15/07                        250         20,155

UbiquiTel Operating Co.,
  Expires 04/15/10                        525         31,500

XM Satellite Radio Holdings,
  Inc.,
  Expires 03/15/10                        600            375
                                                 -----------
                                                      52,664
                                                 -----------
TOTAL WARRANTS
(cost of $174,924)                                    94,274
                                                 -----------

SHORT-TERM OBLIGATIONS - 5.2%         PAR          VALUE
------------------------------------------------------------

Federal Home Loan Mortgage
  Corporation,
  2.480% 11/01/01 (h)              $1,787,000   $  1,787,000
Federal National Mortgage
  Association,
  3.780% 05/31/02 (h)               2,000,000      1,956,042
                                                 -----------
TOTAL SHORT-TERM OBLIGATIONS
(cost of $3,743,042)                               3,743,042
                                                 -----------
TOTAL INVESTMENTS - 140.0%
  (cost of $132,308,365) (i)                     101,279,750
OTHER ASSETS & LIABILITIES, NET - (40.0)%        (28,926,273)
------------------------------------------------------------
Net Assets - 100.0%                             $ 72,353,477
                                                 -----------

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2001, the value of these securities amounted to $7,315,952, which represented 10.1% of net assets.

(b) Zero coupon bond.

(c) This issuer is in default of certain debt covenants. Income is not being accrued.

(d) This is a foreign security. Par amount is stated in U.S. dollars.

(e) Stepped coupon bond currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will be accruing this rate.

(f) Represents fair value as determined in good faith under the direction of the Trustees.

(g) Non-income producing.

(h) Rate represents yield at date of purchase.

(i) Cost for federal income tax purposes is $132,308,701.

                                            Net Unrealized
     Contracts    In Exchange   Settlement  Appreciation/
     to Deliver       For          Date      Depreciation
----------------------------------------------------------
     EUD  41,000  US$   36,326    11/13/01     $   (592)
     EUD 204,000  US$  176,664    11/16/01       (2,923)
     EUD 176,000  US$  156,746    11/16/01       (1,712)
     EUD 377,000  US$  335,756    11/16/01       (3,668)
     EUD 163,000  US$  145,070    11/16/01       (1,684)
     EUD 437,000  US$  387,182    11/16/01       (6,262)
     EUD 166,000  US$  149,898    11/16/01          443
                                               --------
                                               $(16,398)
                                               --------
     Contracts    In Exchange   Settlement  Net Unrealized
     to Receive       For          Date      Depreciation
----------------------------------------------------------
     EUD 181,735  US$  168,258    11/16/01     $(4,637)
                                               -------

          ACRONYM              NAME
          -------              ----

            PIK            Payment In Kind


See notes to investment portfolio.

------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------
October 31, 2001

ASSETS:
Investments, at value
  (cost of $132,308,365)                        $101,279,750
Cash                                                 270,461
Receivable for:
  Investments sold                                 1,164,553
  Interest                                         2,786,245
  Dividends                                            6,900
Deferred Trustees' compensation plan                   1,034
Other assets                                          19,073
                                                ------------
  Total Assets                                   105,528,016
                                                ------------
LIABILITIES:
Net unrealized depreciation on
  forward currency contracts     $     21,035
Payable for:
  Investments purchased             1,110,499
  Distributions                       743,823
  Interest                            664,149
  Management fee                       70,093
  Transfer agent fee                   13,195
  Bookkeeping fee                       2,980
  Trustees' fee                           357
  Deferred Trustees' fee                1,034
Other liabilities                      47,374
Notes payable                      30,500,000
                                  -----------
  Total Liabilities                               33,174,539
                                                ------------
Net Assets                                      $ 72,353,477
                                                ============
Net Asset Value Per Share
  ($72,353,477/20,638,027)                      $       3.51
                                                ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                 $142,954,890
Overdistributed net investment income             (1,027,990)
Accumulated net realized loss                    (38,516,691)
Net unrealized depreciation
  on:
  Investments                                    (31,028,615)
  Foreign currency
    translations                                     (28,117)
                                                ------------
Net Assets                                      $ 72,353,477
                                                ============


------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Dividends                                       $    736,881
Interest                                          13,361,269
                                                ------------
  Total Investment Income (net
    of foreign taxes withheld
    of $1,641)                                    14,098,150

EXPENSES:
Management fee                   $    861,261
Transfer agent fee                     63,390
Bookkeeping fee                        45,218
Trustees' fee                          10,185
Other expenses                        159,628
                                  -----------
  Total operating expenses          1,139,682
  Interest expense                  2,581,023
                                  -----------
  Total Expenses                                   3,720,705
                                                ------------
Net Investment Income                             10,377,445
                                                ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:

Net realized loss on:
  Investments                     (22,670,569)
  Foreign currency
    transactions                       (6,218)
                                  -----------
    Net realized loss                            (22,676,787)
                                                ------------
Net change in unrealized
  appreciation/depreciation
  on:
  Investments                      (3,168,134)
  Foreign currency
    translations                      (60,452)
                                  -----------
    Net change in unrealized
     appreciation/depreciation                    (3,228,586)
                                                 -----------
Net Loss                                         (25,905,373)
                                                 -----------
Decrease in Net Assets from
  Operations                                    $(15,527,928)
                                                ============


See notes to financial statements.

11

-------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------

                                    YEAR ENDED OCTOBER 31,
INCREASE (DECREASE)               ---------------------------
IN NET ASSETS:                        2001           2000
-------------------------------------------------------------
OPERATIONS:
Net investment income             $ 10,377,445   $ 13,542,431
Net realized loss on investments
  and foreign currency
  transactions                     (22,676,787)   (10,154,075)
Net change in unrealized
  appreciation/depreciation on
  investments and foreign
  currency translations             (3,228,586)   (12,156,192)
                                  ------------   ------------
  Net Decrease from Operations     (15,527,928)    (8,767,836)
                                  ------------   ------------
DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income         (11,322,543)   (14,063,074)
In excess of net investment
  income                                    --       (384,067)
From capital                          (394,928)            --
                                  ------------   ------------
  Total Distributions Declared
    to Shareholders                (11,717,471)   (14,447,141)
                                  ------------   ------------
SHARE TRANSACTIONS:
Distributions reinvested             1,265,931        530,319
                                  ------------   ------------
  Total Decrease in Net Assets     (25,979,468)   (22,684,658)

NET ASSETS:
Beginning of period                 98,332,945    121,017,603
                                  ------------   ------------
End of period (including
  overdistributed net investment
  income of $(1,027,990) and
  $(19,974), respectively)        $ 72,353,477   $ 98,332,945
                                  ------------   ------------
CHANGES IN SHARES:
Issued for distributions
  reinvested                           272,635         97,351
                                  ------------   ------------


See notes to financial statements.

------------------------------------------------------------
STATEMENT OF CASH FLOWS
------------------------------------------------------------
For the Year Ended October 31, 2001

INCREASE (DECREASE) IN CASH
------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net investment income                         $ 10,377,445
  Adjustments to reconcile net increase in net
    assets from operations to net cash
    provided by operating activities:
      Purchase of investment securities          (60,302,450)
      Proceeds from disposition of investment
        securities                                76,668,178
      Sale of short-term investments, net          3,037,112
      Net realized gain due to foreign
        currency translations                         79,247
      Decrease in dividend and interest
        receivable                                 1,083,728
      Increase in other assets                        (1,538)
      Decrease in foreign currency                   187,109
      Net realized loss from forward currency
        contracts                                    (31,113)
      Increase in receivable for investments
        sold                                      (1,164,553)
      Increase in payable for investments
        purchased                                    840,431
      Decrease in accrued expenses                  (127,498)
      Net short-term amortization/accretion of
        income                                      (215,154)
      Net long-term amortization/accretion of
        income                                    (1,979,091)
                                                ------------
Net cash provided by operating activities         28,451,853

CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease in notes payable                      (16,800,000)
  Decrease in interest payable                      (553,713)
  Distributions paid in cash                     (10,827,814)
                                                ------------
Net cash used by Financing Activities            (28,181,527)
                                                ------------
Net Increase in Cash                                 270,326

CASH:
  Beginning of period                                    135
                                                ------------
  End of period                                 $    270,461
                                                ============

Supplemental disclosure of cash flow
  information:
  Non-cash financing activities not included herein consist of reinvestment of distributions of $1,265,931.


See notes to financial statements.

13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2001


NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Colonial Intermediate High Income Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rated corporate debt securities. The Fund authorized an unlimited number of shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

STATEMENT OF CASH FLOWS:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at October 31, 2001.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

  EXPIRING IN        CAPITAL LOSS CARRYFORWARD
  ----------------------------------------------
     2003                   $ 2,102,577
     2007                     3,282,077
     2008                    10,437,671
     2009                    22,694,029
                            -----------
                            $38,516,354
                            ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Effective November 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets, but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. Management of the Fund believes that the impact of adopting this principle will not be material to the financial statements.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                 INCREASE (DECREASE)
------------------------------------------------------
                      OVERDISTRIBUTED    ACCUMULATED
                      NET INVESTMENT     NET REALIZED
    PAID-IN CAPITAL       INCOME             LOSS
------------------------------------------------------
       $      --         $(62,918)         $62,918

These differences are primarily due to foreign currency transactions and market discount reclassifications. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's investments. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions and dividend income are recorded on the ex-date. The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets.

In addition, the Fund shall pay the Advisor monthly a fee equal to 20% of the Fund's monthly leverage income, however, if the Fund's monthly leverage income is less than zero then the Advisor shall pay the Fund 20% of the Fund's monthly leverage income. For the year ended October 31, 2001, the fee paid to the Advisor under this agreement amounted to $297,335, which represents 0.34% annually of the Fund's average net assets.

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period November 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended October 31, 2001, purchases and sales of investments, other than short-term obligations, were $60,302,450 and $76,668,178, respectively.

Unrealized appreciation (depreciation) at October 31, 2001, based on cost of investments for federal income tax purposes was approximately:

----------------------------------------------------
Gross unrealized appreciation           $  2,436,462
Gross unrealized depreciation            (33,465,413)
                                        ------------
Net unrealized depreciation             $(31,028,951)
                                        ============

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LOAN AGREEMENT

At October 31, 2001, the Fund had two term loans and a revolver loan outstanding with Bank of America NA, totaling $30,500,000. These loans are comprised of a $13,700,000 term loan which bears interest at 7.74% per annum, due June 12, 2003, a $7,700,000 term loan which bears interest at 6.84% per annum, due June 13, 2002 and a $9,100,000 revolver loan which bears interest at 6.75% per annum, due June 13, 2002. The average daily loan balance was $36,278,082 at a weighted average interest rate of 7.11%. The Fund is required to maintain 300% net asset coverage with respect to the loans.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                               YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------
                                                            2001           2000          1999          1998          1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    4.83      $   5.97      $   6.20      $   7.27      $   6.89
                                                          ---------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          0.51(a)       0.67          0.70          0.70          0.70
Net realized and unrealized gain (loss) on investments
  and foreign currency                                        (1.26)        (1.10)        (0.23)        (1.08)         0.38
                                                          ---------      --------      --------      --------      --------
Total Income from Investment Operations                       (0.75)        (0.43)         0.47         (0.38)         1.08
                                                          ---------      --------      --------      --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.55)        (0.69)        (0.70)        (0.69)        (0.70)
In excess of net investment income                               --         (0.02)           --            --            --
From capital                                                  (0.02)           --            --            --            --
                                                          ---------      --------      --------      --------      --------
Total Distributions Declared to Shareholders                  (0.57)        (0.71)        (0.70)        (0.69)        (0.70)
                                                          ---------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                            $    3.51      $   4.83      $   5.97      $   6.20      $   7.27
                                                          =========      ========      ========      ========      ========
Market price per share                                    $    3.49      $   4.63      $   5.63      $   6.81      $   7.56
                                                          =========      ========      ========      ========      ========
Total return - based on market value (b)                   (14.26)%       (6.12)%       (7.89)%       (0.74)%        16.97%
                                                          =========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:

Operating expenses (c)                                        1.31%         0.92%         0.89%         0.88%         0.89%
Interest and amortization of deferred debt issuance
  expenses                                                    2.98%         2.79%         2.48%         2.11%         1.96%
Total expenses (c)                                            4.29%         3.71%         3.37%         2.99%         2.85%
Net investment income (c)                                    11.96%        11.88%        10.82%         9.70%         9.63%
Portfolio turnover rate                                         52%           42%           44%           69%           92%
Net assets, end of period (000's)                         $  72,353      $ 98,333      $121,018      $124,480      $107,774

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at market value assuming all distributions reinvested at the lower of net asset value or closing market value, and excluding brokerage commissions.

(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact, except for the year ended 1997 which had a 0.01% impact.

                   LOAN AGREEMENT ASSET COVERAGE REQUIREMENTS

                                          ASSET
                                        COVERAGE
                       TOTAL AMOUNT   PER $1,000 OF
OCTOBER 31,            OUTSTANDING    INDEBTEDNESS
-----------            ------------   -------------

2001                   $30,500,000       $3,372
2000                    47,300,000        3,079
1999                    47,300,000        3,558
1998                    47,300,000        3,632
1997                    27,400,000        4,933
1996                    27,400,000        4,647
1995                    27,400,000        4,430
1994                    27,400,000        4,194
1993                    27,400,000        4,473
1992                    27,400,000        4,190


17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                               YEAR ENDED OCTOBER 31,
                                                          -----------------------------------------------------------------
                                                            1996           1995          1994          1993          1992
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    6.62      $   6.28      $   6.92      $   6.43      $   6.29
                                                          ---------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                          0.70          0.70          0.69          0.71          0.77
Net realized and unrealized gain (loss) on investments
  and foreign currency                                         0.26          0.34         (0.58)         0.50          0.15
                                                          ---------      --------      --------      --------      --------
Total Income from Investment Operations                        0.96          1.04          0.11          1.21          0.92
                                                          ---------      --------      --------      --------      --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                    (0.69)        (0.70)        (0.75)        (0.72)        (0.78)
                                                          ---------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                            $    6.89      $   6.62      $   6.28      $   6.92      $   6.43
                                                          =========      ========      ========      ========      ========
Market price per share                                    $    7.13      $   6.88      $   5.75      $   6.63      $   6.25
                                                          =========      ========      ========      ========      ========
Total return - based on market value (a)                     14.62%        33.00%       (2.80)%        17.89%        17.39%
                                                          =========      ========      ========      ========      ========

RATIOS TO AVERAGE NET ASSETS:

Operating expenses (b)                                        0.98%         0.95%         0.97%         1.00%         1.00%
Interest and amortization of deferred debt issuance
  expenses                                                    2.07%         1.94%         1.91%         2.66%         3.24%
Total expenses (b)                                            3.05%         2.89%         2.88%         3.66%         4.24%
Net investment income (b)                                    10.11%        10.76%        10.40%        10.62%        11.98%
Portfolio turnover rate                                         92%           92%          160%          135%           78%
Net assets, end of period (000's)                         $  99,925      $ 93,984      $ 87,519      $ 95,164      $ 87,149


(a) Total return at market value assuming all distributions reinvested at the lower of net asset value or closing market value, and excluding brokerage commissions.

(b) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES AND THE SHAREHOLDERS OF
COLONIAL INTERMEDIATE HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate High Income Fund (the "Fund") at October 31, 2001, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2001

19

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On September 26, 2001, a Special Meeting of Shareholders of the Colonial Intermediate High Income Fund was held to conduct a vote for or against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 20,606,110.92. The votes cast were as follows:

                                      % OF SHARES
                                       TO TOTAL     % OF SHARES
                                      OUTSTANDING     TO TOTAL
                          SHARES        SHARES      SHARES VOTED
                          ------      -----------   ------------
PROPOSAL OF
NEW INVESTMENT
ADVISORY AGREEMENT:

  For                  18,276,666.32     88.70%        89.85%
  Against               1,819,660.55      8.83%         8.95%
  Abstain                 245,127.86      1.19%         1.20%

                                   FOR            WITHHELD
                                   ---            --------
ELECTION OF ELEVEN
MEMBERS TO THE
BOARD OF TRUSTEES:

  Douglas Hacker              18,421,998.00      364,452.36
  Janet Langford Kelly        18,421,998.00      364,452.36
  Richard W. Lowry            18,421,998.00      364,452.36
  Salvatore Macera            18,409,902.00      376,548.36
  William E. Mayer            18,419,282.00      367,168.36
  Charles R. Nelson           18,421,998.00      364,452.36
  John J. Neuhauser           18,421,998.00      364,452.36
  Joseph R. Palombo           18,419,282.00      367,168.36
  Thomas E. Stitzel           18,426,570.00      359,880.36
  Thomas C. Theobald          18,421,998.00      364,452.36
  Anne-Lee Verville           18,421,998.00      364,452.36


                      This page left intentionally blank.

TRANSFER AGENT

--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Intermediate High Income Fund is:

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030
1-800-331-1710

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Intermediate High Income Fund.










ANNUAL REPORT:
Colonial Intermediate High Income Fund

TRUSTEES

DOUGLAS A. HACKER

President of United New Ventures and Executive Vice President of United Airlines (formerly Executive Vice President and Chief Financial Officer of United Airlines; Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY

Executive Vice President-Corporate Development and administration, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp.)

WILLIAM E. MAYER

Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON

Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD

Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE

Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------
COLONIAL INTERMEDIATE HIGH INCOME FUND                           ANNUAL REPORT
--------------------------------------------------------------------------------




                                                110-02/468H-0901 (12/01) 01/2320